Offerings - Offering: 1	Sep. 18, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Ordinary shares, par value $0.01 per share
Maximum Aggregate Offering Price	$ 100,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 13,810.00
Offering Note	*On May 4, 2026 and May 5, 2026, we consummated a corporate reorganization and as a result Nscale Limited, a private company limited by shares under the laws of England and Wales, is the ultimate holding company of Arkon Energy Pty Ltd. and, directly and indirectly, of Nscale Global Holdings Limited. Prior to the consummation of this offering, Nscale Limited will re-register as a public limited company and change its legal name to Nscale plc. (1) Includes the aggregate offering price of additional shares that the underwriters have the option to purchase. (2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.